                                                                   EXHIBIT 10.11


This Ratification and Joinder Agreement Amends the Restated Operating Agreement.


                      RATIFICATION AND JOINDER AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, That:

        WHEREAS, Enterprise Products Company ("Enterprise"), and Getty Oil Company ("Getty") constructed and started up a plant in March, 1982, in Chambers County, Texas, designed to fractionate natural gas liquids into finished products, such plant being known as the Mont Belvieu Fractionation Facilities (hereinafter referred to as the "Facilities"); and

        WHEREAS, Enterprise and Texaco Producing Inc. ("Texaco"), as the successor in interest to Getty, owned the Facilities in divided interests; and

        WHEREAS, Enterprise reached an agreement with El Paso Hydrocarbons Company ("El Paso") and Champlin Petroleum Company ("Champlin") to sell undivided interests from Enterprise's interest in the Facilities to El Paso and Champlin; and

        WHEREAS, by instrument effective as of January 1, 1985, entitled "Restated Operating Agreement for the Mont Belvieu Fractionation Facilities, Chambers County, Texas", hereinafter called "Restated Operating Agreement", Enterprise, Texaco, El Paso and Champlin made provision for the continued operation and ownership of the Facilities; and

        WHEREAS, by instrument effective as of January 1, 1985 entitled "Support Facilities and Service Agreement", Enterprise, Texaco, El Paso, and Champlin provided for the lease of certain facilities and the obtaining of certain services necessary to the operation of the Facilities from the owners and/or providers of such facilities and services; and

        WHEREAS, by instrument effective as of January 1, 1985 entitled "Support Facilities and Service Agreement II", Enterprise, Texaco, El Paso, and Champlin

7/17/85
provided for the delivery of certain services and the lease of portions of the Facilities to Enterprise to enable it to operate certain of its other facilities at Mont Belvieu; and

        WHEREAS, Enterprise reached an agreement with Mont Belvieu Associates, a Texas general partnership whose partners are Enterprise and Tenneco Oil Company, to sell an undivided interest from Enterprise's interest in the Facilities to Mont Belvieu Associates effective as of the date hereof; and

        WHEREAS, Mont Belvieu Associated desires to become a party to the Restated Operating Agreement, the Support Facilities and Service Agreement, and the Support Facilities and Service Agreement II, effective as of the date hereof, and to participate fully in its rights and obligations;

        NOW, THEREFORE, in consideration of the mutual benefits and covenants herein contained, Enterprise, Texaco, El Paso, Champlin do hereby agree that Mont Belvieu Associates shall be made a party to the above-described Restated Operating Agreement, Support Facilities and Service Agreement and Support Facilities and Service Agreement II, effective as of the date hereof, and shall fully participate in all the rights and obligations thereunder, and Mont Belvieu Associates does hereby agree to take full cognizance of all of the terms and conditions of such agreements, and does hereby adopt, ratify and become a party to such agreements as an owner of the Facilities, subject only to the following terms and conditions:

        1. All references to "Owners" contained in the Agreements ratified hereunder shall mean and include Mont Belvieu Associates for all the purposes expressed in such agreements, except that the following addition shall apply to the definition of "Owners" contained in Article I of the Restated Operating
Agreement: "For purposes of Articles II, III, IV, V, VI, X, XII, XIII and XXII of this Agreement, Enterprise and Tenneco shall be deemed to each be an Owner of twenty-five percent (25%) Ownership

7/17/95                              -2-

Interest as a result of its participation in Mont Belvieu Associates and both Tenneco and Enterprise individually shall have the right to exercise all the rights, powers and privileges and be subject to all of the terms and provisions applicable to an Owner pursuant to the above referenced articles. Each shall also have the rights of an individual Owner for interests owned separate from its interest in Mont Belvieu Associates."

        2. Mont Belvieu Associates shall be included in the notice provisions of such agreements, and its address for the receipt of notices shall be:

                Mont Belvieu Associates
                c/o Tenneco Oil Company
                P.O. Box 2511
                Houston, Texas 77001
                Attention: R.J. Maynard
                           General Counsel, Tenneco Oil Company P&M

        3. Exhibit "C" to the Restated Operating Agreement shall be deleted and the exhibit attached hereto as Exhibit "A" and incorporated herewith shall be substituted therefore.

        4. Exhibit "H" to the Restated Operating Agreement shall have the following modifications to Paragraph F, page 8. The paragraph currently included as Paragraph F shall be deleted and the following paragraph shall be substituted therefore:

             "It is understood by the parties that the ownership interests in the Tax Partnership will be as follows:

             (1) Texaco/Enterprise Tax Partnership: 31.25%

             (2) El Paso: 12.5%

             (3) Mont Belvieu Associates: 50%

             (4) Champlin: 6.25%"



7/17/85                                 -3-

     5. Paragraph 7.3 of the Restated Operating Agreement shall have the following addition:

          "Payment by Mont Belvieu Associates of costs due to the Operator and distribution of revenues to Mont Belvieu Associates shall be made on a monthly net basis as follows. Upon rendering the plant statement, the Operator shall total the costs due from Mont Belvieu Associates and the revenues due to Mont Belvieu Associates, all in accordance with the provisions of Exhibit A. If the total amount of revenues due to Mont Belvieu Associates exceeds the cost for which Mont Belvieu Associates is liable, the Operator shall render, together with the plant statement, payment of the amount by which such revenues exceed such costs to Mont Belvieu Associates. If, however, the amount of revenues due to Mont Belvieu Associates is less than the costs for which Mont Belvieu Associates is liable, the Operator shall render an invoice together with the plant statement for the deficiency.

          Upon receipt of a bill for a deficiency as described above, Mont Belvieu Associates shall make payment to the Operator at the address set forth in Article XVIII hereof (or to such other office as Operator may direct by written notice to all Owners) within fifteen (15) days of the receipt of such notice."

     6. All other terms and conditions of such agreement shall remain the same.

     7. This agreement may be executed in as many counterparts as deemed necessary and when executed by all of the parties named below shall have the same

7/17/85                                -4-
effect as if all such parties have executed the same instrument and shall be effective as of July 17, 1985.

        IN WITNESS WHEREOF, each of the parties have executed this instrument effective as of July 17, 1985.


ATTEST:                                 ENTERPRISE PRODUCTS COMPANY

/s/ Michael R. Johnson                  By /s/ Charles J. Roth
--------------------------                 -----------------------------
Secretary                               Title  Ex Vice President
                                              --------------------------


                                        TEXACO PRODUCING INC.

                                        By /s/ J. R. McKinley
---------------------------               ------------------------------
                                        Title  Attorney-in-Fact
                                             ---------------------------


ATTEST:                                 EL PASO HYDROCARBONS COMPANY

/s/ Name Illegible                      By /s/ Bill B. Bolin
---------------------------               ------------------------------
                                        Title  Vice President
                                             ---------------------------


                                        CHAMPLIN PETROLEUM COMPANY

/s/ H.G. Poe                            By /s/ Gerald J. Carter
---------------------------               ------------------------------
                                        Title    Vice President
                                             ---------------------------


                                        MONT BELVIEU ASSOCIATES
                                        By:  Tenneco Oil Company,
                                             Managing Partner

                                        By  /s/ Michael Falco
---------------------------               ------------------------------
                                                Vice President

7/17/85                               -5-

STATE OF TEXAS

COUNTY OF HARRIS


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Charles J. Roth, Ex Vice President of ENTERPRISE PRODUCTS COMPANY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ENTERPRISE PRODUCTS COMPANY, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 17th day of July A.D. 1985.


                                           /s/ Garvin Gunner
                                           --------------------------
                                           Notary Public
                                           State of Texas

My Commission Expires: February 7, 1989





STATE OF TEXAS

COUNTY OF HARRIS


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared J.R. McKinley, Attorney-in-fact of TEXACO PRODUCING INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said TEXACO PRODUCING INC., a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 17th day of July A.D. 1985.


                                           /s/ Garvin Gunner
                                           --------------------------
                                           Notary Public
                                           State of Texas

My Commission Expires: February 7, 1989


7/17/85                               -6-

STATE OF TEXAS

COUNTY OF


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Bill B. Bolin, Vice President of EL PASO HYDROCARBONS COMPANY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said EL PASO HYDROCARBONS COMPANY, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 17th day of July A.D. 1985.


                                           /s/ Garvin Gunner
                                           --------------------------
                                           Notary Public
                                           State of Texas

My Commission Expires: February 7, 1989





STATE OF TEXAS

COUNTY OF


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Gerald J. Carter, Vice President of CHAMPLIN PETROLEUM COMPANY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said CHAMPLIN PETROLEUM COMPANY, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 17th day of July A.D. 1985.


                                           /s/ Garvin Gunner
                                           --------------------------
                                           Notary Public
                                           State of Texas

My Commission Expires: February 7, 1989


7/17/85                               -7-

STATE OF TEXAS

COUNTY OF HARRIS


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Michael Falco, Vice President, of TENNECO OIL COMPANY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said TENNECO OIL COMPANY, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 18th day of July A.D. 1985.


                                           /s/ Martha R. Rogers
                                           --------------------------
                                           Notary Public
                                           State of Texas

My Commission Expires: February 28, 1989


[SEAL APPEARS HERE]
        OFFICIAL SEAL
      MARTHA R. ROGERS
    NOTARY PUBLIC - TEXAS
       HARRIS COUNTY

    MY COMM. EXPIRES Feb. 28, 1989

                                  EXHIBIT "A"



                                                      Barrels/Day
                                Ownership               Raw Make
        Company                 Interest                Capacity
        -------                 ---------             ------------

Texaco Producing Inc.              12.5%                15,500

Mont Belvieu Associates            50.0%                62,000

    Tenneco Oil Company                       25.0%                   31,000
    Enterprise Products Company               25.0%                   31,000

El Paso Hydrocarbons Company       12.5%                15,500

Champlin Petroleum Company          6.25%                7,750

Enterprise Products Company        18.75%               23,250
                                  -------              -------
         TOTAL                    100.00%              124,000